SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)         August 12, 1998
                                                 -------------------------------

                              AU BON PAIN CO., INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

              0-19253                                   04-2723701
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     (Commission File Number)                  (IRS Employer Identification No.)

19 Fid Kennedy Avenue, Boston, Massachusetts                        02210-2497
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(Address of Principal Executive Offices)                            (Zip Code)

                                  617-423-2100
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

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                                TABLE OF CONTENTS

                                    FORM 8-K

                                 AUGUST 12, 1998


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
Item                                                                   Page
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
Item 5. Other Events.                                                    1

Item 7. Financial Statements and Exhibits.                               1

Signature                                                                2

Exhibits                                                               E-1
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Item 5.       Other Events.

     On August 12, 1998, Au Bon Pain Co., Inc. (the "Company"), ABP Holdings, Inc., a Delaware corporation and wholly owned subsidiary of the Company (the "Subsidiary"), and ABP Corporation, a Delaware corporation controlled by Bruckmann, Rosser, Sherill & Co., Inc., a private equity investment firm based in New York (the "Buyer"), entered into a Stock Purchase Agreement (the "Agreement"), which contemplates (i) the transfer from the Company to the Subsidiary of substantially all of the operating assets, store leases, contracts and liabilities associated with the Company's bakery cafe food service business concept generally known as Au Bon Pain (collectively, the "Au Bon Pain Division") and (ii) the sale of all of the capital stock of the Subsidiary to the Buyer (the "Sale"), whereby the Buyer will become the owner of the Au Bon Pain Division. The Sale will become effective subject to the terms and conditions of the Agreement, including, but not limited to, the approval of the stockholders of the Company, consents of certain landlords, governmental approvals, and consummation of financing pursuant to previously obtained commitments from Buyer's lenders and investors, of which no assurance can be given. In the event the Sale is consummated, the Company expects to record a non-cash after-tax loss of approximately $20 million in connection with the Sale. The description of the Agreement contained herein is qualified in its entirety by reference to (a) the Agreement attached hereto as Exhibit 2 and incorporated herein by reference and (b) certain letter agreements with respect to the Sale attached hereto as Exhibits 10.1 and 10.2 and incorporated herein by reference. The purchase price payable to the Company upon the effectiveness of the Sale shall be seventy eight million dollars ($78,000,000), subject to possible purchase price adjustments, as described in the Agreement.

Item 7.  Financial Statements and Exhibits.

         a. Financial statements of businesses acquired.

            Not applicable.

         b. Pro forma financial information.

            Not applicable.

         c. Exhibits.

            The following exhibits are filed with this report:

            Exhibit No.                          Title
            -----------                          -----

                2 Stock Purchase Agreement dated August 12, 1998 by and among Au Bon Pain Co., Inc., ABP Holdings, Inc. and
                          ABP Corporation.

             10.1 Letter Agreement dated August 12, 1998 by and among certain stockholders of Au Bon Pain Co., Inc. and
                          ABP Corporation.

             10.2         Letter Agreement dated August 12 1998 by and among
                          Au Bon Pain Co., Inc. and ABP Corporation.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Au Bon Pain Co., Inc.


Date: August 21, 1998                       By: /s/Anthony J. Carroll
                                                ---------------------
                                                Anthony J. Carroll, Treasurer

                                      -2-

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                                  EXHIBIT INDEX


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
              Exhibit No.                            Title
              -----------                            -----

                    2 Stock Purchase Agreement dated August 12, 1998 by and among Au Bon Pain Co., Inc., ABP Holdings, Inc.
                            and ABP Corporation.

                 10.1 Letter Agreement dated August 12, 1998 by and among certain stockholders of Au Bon Pain Co., Inc. and
                            ABP Corporation.

                 10.2       Letter Agreement dated August 12 1998 by and among
                            Au Bon Pain Co., Inc. and ABP Corporation.
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